SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 30, 2003



Commission      Registrant; State of Incorporation;           I.R.S. Employer
File Number       Address; and Telephone Number              Identification No.
-----------     -----------------------------------          ------------------

333-21011       FIRSTENERGY CORP.                               34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.      Description
-----------      -----------
99.1             Press Release issued by FirstEnergy Corp., dated April 30, 2003
99.2             Consolidated Report to the Financial Community, dated
                 April 30, 2003


Item 9.  Regulation FD Disclosure

     The information in this Current Report on Form 8-K, including the exhibits listed above, is being furnished, not filed, under Item 9 pursuant to Regulation FD and Item 12, "Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuit to the Securities Act of 1933, as amended.

     On April 30, 2003, FirstEnergy Corp. issued two public announcements, which are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference.

     FirstEnergy's Consolidated Report to the Financial Community contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP. Pursuant to the requirements of Regulation G, FirstEnergy has provided quantitative reconciliations within the Consolidated Report to the Financial Community of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The Consolidated Report to the Financial Community includes normalized earnings per share, which is not calculated in accordance with GAAP because it excludes the impact of "unusual or one-time items". Unusual items reflect the impact on earnings of events that are not routine, are related to prior periods, are related to discontinued businesses or the cumulative effect of an accounting change. Management believes presenting normalized earnings calculated in this manner provides useful information to investors in evaluating the ongoing results of FirstEnergy's businesses and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. FirstEnergy's management frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

     The non-GAAP information presented in the Consolidated Report to the Financial Community should be considered in addition to, and not as a substitute for, reported earnings per share prepared in accordance with GAAP.

     This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy market prices, legislative and regulatory changes (including revised environmental requirements), availability and cost of capital, inability to accomplish or realize anticipated benefits of strategic goals and other similar factors.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


May 1, 2003


                                              FIRSTENERGY CORP.
                                              -----------------
                                                 Registrant


                                                /s/Harvey  L. Wagner
                                             ----------------------------
                                                   Harvey L. Wagner
                                              Vice President, Controller
                                             and Chief Accounting Officer

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